Exhibit 10.13
FIRST AMENDMENT TO LOAN AGREEMENT

(Loan A)
     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is made as of April 15, 2008, by and between SUNRISE CONNECTICUT AVENUE ASSISTED LIVING L.L.C., a limited liability company organized and existing under the laws of the Commonwealth of Virginia (the “Borrower”) and CHEVY CHASE BANK, F.S.B, a federally chartered savings bank (“Agent” or in its individual capacity, “Chevy Chase”), as Agent for the lenders party hereto (individually a “Lender” and collectively, “Lenders”).
RECITALS
     A. Borrower obtained a loan from the Lenders in the maximum principal amount of Thirty Million and No/Dollars ($30,000,000,00) (“Loan A”) which was advanced pursuant to the provisions of a certain Loan Agreement dated August 28, 2007 by and between the Borrower and the Lenders (the same, as amended by this Agreement and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”).
     B. Loan A is evidenced by, and repaid with interest in accordance with the provisions of (i) a Deed of Trust Note A dated August 28, 2007 from the Borrower payable to Chevy Chase in the principal amount of Twenty Million and No/Dollars ($20,000,000.00) (as amended, modified, restated, substituted, extended and renewed at anytime and from time to time, the “Chevy Chase Note”) and (ii) a Deed of Trust Note A dated August 28, 2007 from the Borrower payable to M.B. Financial, N.A., a national banking association in the principal amount of Ten Million and No/Dollars ($10,000,000.00) (as amended, modified, restated, substituted, extended and renewed at anytime and from time to time, the “MB Financial Note” and, collectively with Chevy Chase Note, the “Notes”).
     C. Loan B is guaranteed by Sunrise Senior Living, Inc. a Delaware corporation (“Guarantor”), pursuant to the terms of that certain Guaranty of Payment dated August 28, 2007 (the “Guaranty”).
     D. The Borrower has requested and the Agent has agreed to (i) waive the delivery of financial statements for the fiscal quarter ending September 30, 2007, (ii) extend the delivery deadline for financial statements for the fiscal quarter ending March 31, 2008 and (iii) make such other changes as more particularly set forth herein.
AGREEMENTS
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender agree as follows:

     1. Borrower and Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Loan Agreement shall have the same meaning under this Agreement.
     2. Borrower hereby acknowledges and agrees that pursuant to the terms of Section 7.1 (Financial Statements) of the Loan Agreement, Borrower is required to deliver to Agent and Lenders, draft, internally-prepared quarterly financial statements of Guarantor within ninety (90) days of the close of each fiscal quarter. Borrower and Agent hereby agree (i) the requirement to deliver the quarterly financial statement of Guarantor for the fiscal quarter ending September 30, 2007 is waived and (ii) the quarterly financial statement of Guarantor for the fiscal quarter ending March 31, 2008 shall be due no later than August 20, 2008 rather than by June 30, 2008.
     3. Subsection (d) of Section 7.1 (Financial Statements) of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “(d) The annual financial statement for the Guarantor for the fiscal year ending December 31, 2006, as such financial statement was submitted to the Securities and Exchange Commission, no later than April 15, 2008 and as soon as available, but not later than July 31, 2008, restated audited statements for any periods through fiscal year 2007.”
     4. Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Agreement, as amended hereby. Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the obligations of Borrower under the Loan Agreement. Except as expressly modified herein, the terms, provisions and covenants of the Loan Agreement are in all other respects hereby ratified and confirmed and remain in full force and effect.
     5. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Borrower agrees that Agent may rely on a telecopy of any signature of Borrower. Agent agrees that Borrower may rely on a telecopy of this Agreement executed by Agent.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, Borrower and Agent have executed this Agreement under seal as of the date and year first written above.

BORROWER:

WITNESS OR ATTEST:	SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, L.L.C.

	By:	Sunrise Senior Living Investments, Inc., its sole Member

		By:	/s/ James S. Pope	(SEAL)

Name: James S. Pope
Title: Vice President
COMMONWEALTH OF VIRGINIA, COUNTY OF FAIRFAX, TO WIT:
     On April 15, 2008, before me, Alma M. Tomlin, a Notary Public in and for the Commonwealth shown above, appeared James S. Pope, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose signature is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity as Vice President of Sunrise Senior Living Investments, Inc., sole Member of Sunrise Connecticut Avenue Assisted Living, L.L.C., and that by his signature on the instrument the entity upon behalf of which he acted, executed the instrument.
     WITNESS my hand and official seal.

/s/ Alma M. Tomlin
Notary Public

My Commission Expires:
My Notarial Registration Number is:

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AGENT:

WITNESS:	CHEVY CHASE BANK, F.S.B., as Agent and Lender

/s/	By:	/s/	(SEAL)

Name:
Title:
COMMONWEALTH/STATE OF                     , COUNTY/CITY OF                     , TO WIT:
     On April       , 2008, before me,                                         , a Notary Public in and for the Commonwealth shown above, appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose signature is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his authorized capacity as                      of Chevy Chase Bank, F.S.B, and that by his/her signature on the instrument the entity upon behalf of which he/she acted, executed the instrument.
     WITNESS my hand and official seal.

/s/
Notary Public

My Commission Expires:
My Notarial Registration Number is:

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